                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                               SHARES
DSI                    [LOGO OF DSI TOYS APPEARS HERE]


                                                       SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS AND RESTRICTIONS
                                                          CUSIP 232968 10 7

                                DSI TOYS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF
           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                              PAR VALUE $.01, OF
                                DSI TOYS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate and the shares evidenced hereby are issued under and shall be subject to the provisions of the laws of the State of Texas and to the provisions of the Articles of Incorporation and the Bylaws of the Corporation and any amendments thereto, to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated:

                            [DSI SEAL APPEARS HERE]
 /s/ M. D. Davis                                         /s/ Thomas V. Yarnell
 CHIEF EXECUTIVE OFFICER                                     SECRETARY



COUNTERSIGNED AND REGISTERED:
                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR
BY
                                                            AUTHORIZED SIGNATURE

                                DSI TOYS, INC.

  Reference is made to the Articles of Incorporation of the Corporation, and all amendments thereto, now or hereafter on file with the Secretary of State of the State of Texas, for a statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued by the Corporation, the authority of the Board of Directors to fix and determine the relative rights and preferences of series of stock, if any, the denial of preemptive rights of shareholders, and other restrictions on the transfer or other disposition of shares of stock of the Corporation; and reference is also made to the resolution or resolutions of the Board of Directors of the Corporation, now or hereafter on file with the Secretary of State for a statement of the variations in the relative rights and preferences of the shares of each series of each preferred or special class of stock which the Corporation is authorized to issue so far as the same has or shall have been fixed and determined. The Corporation will provide a copy of the Articles of Incorporation of the Corporation and the above referenced resolutions of the Board of Directors of the Corporation, if any, to the record holder of this certificate, without charge, on written request to the Corporation at its principal place of business or registered office.

  PRE-EMPTIVE RIGHTS. Pre-emptive rights of the shareholders to acquire unissued or treasury shares of the Corporation are denied in the Articles of Incorporation, a copy of which is on file in the office of the Secretary of State of the State of Texas and will be furnished to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT -         Custodian
                                                                         -------           ----------
TEN ENT - as tenants by the entireties                                   (Cust)              (Minor)
JT TEN  - as joint tenants with right of                                under uniform Gifts to Minors
          survivorship and not as tenants                               Act
          in common                                                         --------------------------
                                                                                     (State)




    Additional abbreviations may also be used though not in the above list.


   For Value Received, _____________________________________________________
   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------
|                                     |
|                                     |
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated
      ---------------------------

                              X -----------------------------------------
        NOTICE:                                (SIGNATURE)
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE NAMES AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT            X -----------------------------------------
ALTERATION OR ENLARGEMENT                      (SIGNATURE)
OR ANY CHANGE WHATEVER.


                               ------------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                               -------------------------------------------------
                               SIGNATURE(S) GUARANTEED BY:








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